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                                  EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of QNB Corp. (the "Company for the period ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Thomas J. Bisko, President and CEO, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:  November 12, 2002                        By:  /s/ Thomas J. Bisko
                                                    ------------------------
                                                    Thomas J. Bisko
                                                    President and CEO